AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 1998

                           REGISTRATION NO. 333-_____
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                               ------------------


                         HIGHLANDS INSURANCE GROUP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ------------------


                               DELAWARE 75-2370945
     (State or Other Jurisdiction of (I.R.S. Employer Identification Number)
                         Incorporation or Organization)

                           STEPHEN J. GREENBERG, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         HIGHLANDS INSURANCE GROUP, INC.
                                1000 LENOX DRIVE
                         LAWRENCEVILLE, NEW JERSEY 08648
                                 (609) 896-1921
  (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

          HIGHLANDS INSURANCE GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN

     HIGHLANDS INSURANCE GROUP, INC. EMPLOYEES' RETIREMENT AND SAVINGS PLAN
                             (Full Titles of Plans)

                           STEPHEN J. GREENBERG, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         HIGHLANDS INSURANCE GROUP, INC.
                                1000 LENOX DRIVE
                         LAWRENCEVILLE, NEW JERSEY 08648
                                 (609) 896-1921
    (Name, address, including ZIP code, and telephone number, including area code, of agent for service)

                               ------------------

                                   Copies to:

                             ALAN H. LIEBLICH, ESQ.
                       SCHNADER HARRISON SEGAL & LEWIS LLP
                               1600 MARKET STREET
                                   SUITE 3600
                             PHILADELPHIA, PA 19103
                                 (215) 751-2048


                                          CALCULATION OF REGISTRATION FEE
                                                                                   Proposed
                                                                 Maximum             Maximum               Amount of
     Title of Securities to Be           Amount to Be        Offering Price     Aggregate Offering       Registration
            Registered                  Registered(1)         per Share(2)          Price(2)                 Fee
-----------------------------------  -------------------- -------------------- ------------------------ -------------------
Common Stock, par value $.01
per share.......                        500,000               $20.000                $10,000,000           $2,950



(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of plan interests to be offered or sold pursuant to the Employees' Retirement and Savings Plan to which this registration statement relates.

(2) Estimated upon the basis of the average of the high and low prices of the Common Stock on the New York Stock Exchange on May 28 1998 solely for purposes of calculating the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Commission by Highlands Insurance Group, Inc. (the "Company") are incorporated herein by reference:

          (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997.

          (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

          (c) The description of the Common Stock contained in the Company's Registration Statement on Form 10 filed on October 27, 1995, as such Registration Statement may be amended from time to time for purposes of updating, changing or modifying such description.

     All documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the respective date of filing of each such document.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Section  102 of the  Delaware  General  Corporation  Law  (the
"DGCL") allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The Company's Amended and Restated Certificate of Incorporation contains a provision which, in substance, eliminates directors' personal liability as set forth above.

          Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at its request in such capacity in another corporation or business association against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company's Amended and Restated Certificate of Incorporation contains a provision which, in substance, provides for indemnification as set forth above.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.


ITEM 8.   EXHIBITS.


4.1       Amended and Restated  Certificate of  Incorporation  of the Registrant
          (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.2 Form of Amended and Restated Bylaws of the Registrant incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.3 Form of Stock Certificate of Common Stock (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.4       Form of 10% Convertible  Subordinated Debentures Due December 31, 2005
          (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.5 Form of Common Stock Subscription Warrant, Series A (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).


                                      II-2




4.6 Form of Common stock Subscription Warrant, Series B (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.7       Form of 10% Convertible Subordinated Debentures Due December 31, 2005,
          Series 2 (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.8 Form of Common Stock Subscription Warrant, Series A-2 (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.9 Form of Common Stock Subscription Warrant, Series B-2 (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.10      Stockholders   Agreement  among  Highlands   Insurance  Group,   Inc.,
          Insurance Partners,  L.P., Insurance Partners Offshore (Bermuda) L.P.,
          The  Scandinavia  Company,  Inc.,  Erik  M.  Vik  and  Manoeuvre  Ltd.
          (incorporated  by reference to the  Company's  current  report on Form
          8-K/A dated April 30, 1997, Commission File Number 1-14028).

4.11      Form of Amendment Number 1 to 10% Convertible  Subordinated Debenture,
          Due December 31, 2005 of Highlands Insurance Group, Inc. (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.12      Form of Amendment Number 1 to 10% Convertible  Subordinated Debenture,
          Series 2, Due  December 31, 2005 of Highlands  Insurance  Group,  Inc.
          (incorporated  by reference to the  Company's  current  report on Form
          8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.13      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series A (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.14      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series B (incorporated by reference to the Company's


                                      II-3




          current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.15      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series A-2 (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.16      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series B-2 (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

5.1       Opinion and consent of Schnader Harrison Segal & Lewis LLP.

23.1      Consent of KPMG Peat Marwick LLP.

23.2      Consent of Arthur Andersen LLP

23.3      Consent of Schnader  Harrison  Segal & Lewis LLP  (included in Exhibit
          5.1).

24.1 Powers of Attorney of directors and officers of the registrant (see page II-5 of this Registration Statement).

99.1      Highlands Insurance Group, Inc. Employee Stock Purchase Plan.

99.2      Highlands  Insurance  Group,  Inc.  Employees'  Retirement and Savings
          Plan.


ITEM 9.   UNDERTAKINGS.

          (a)  The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                   (iii) To include any material information with respect to
                         the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  provided, however, that paragraph (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by the foregoing paragraphs is contained in periodic reports filed by the Company pursuant to
                  Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY


          The registrant and each person whose signature appears below hereby designates and appoints Richard M. Haverland, Charles J. Bachand, Stephen J. Greenberg and Stephen L. Kibblehouse, and each of them, as its or his attorneys-in-fact (the "Attorneys-in-Fact") with full power to act alone, and to execute in the name and on behalf of the Registrant and each such person, individually in each capacity stated below, one or more amendments (including post-effective amendments) to this Registration Statement on Form S-8, which amendments may make such changes in this Registration Statement on Form S-8 as any such Attorney-in-Fact deems appropriate, and to file each such amendment to this Registration Statement on Form S-8 together with all exhibits thereto and any and all documents in connection therewith.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas.




Dated:   May 29, 1998

                                            Highlands Insurance Group, Inc.




                                            By:  /s/Richard M. Haverland
                                                    Richard M. Haverland,
                                                    Chairman, President and
                                                    Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



    SIGNATURE                           TITLE                                   DATE
    ---------                           -----                                   ----

/s/ Richard M. Haverland                Chairman, President and                 May 29, 1998
----------------------------
   Richard M. Haverland                 Chief Executive Officer
/s/ Charles J. Bachand                  Vice President, Treasurer               May 29, 1998
-------------------------------
   Charles J. Bachand                   Principal Accounting Officer
/s/ Robert A. Spass                     Director                                May 29, 1998
--------------------------------
   Robert A. Spass
/s/ Bradley E. Cooper                   Director                                May 29, 1998
------------------------------
   Bradley E. Cooper
/s/ W. Bernard Pieper                   Director                                May 29, 1998
------------------------------
   W. Bernard Pieper
/s/ Kenneth S. Crews                    Director                                May 29, 1998
------------------------------
   Kenneth S. Crews
/s/ Philip J. Hawk                      Director                                May 29, 1998
--------------------------------
   Philip J. Hawk
/s/ Robert W. Shower                    Director                                May 29, 1998
-----------------------------
   Robert W. Shower


                    EXHIBIT INDEX


4.1       Amended and Restated  Certificate of  Incorporation  of the Registrant
          (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.2 Form of Amended and Restated Bylaws of the Registrant incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.3 Form of Stock Certificate of Common Stock (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.4       Form of 10% Convertible  Subordinated Debentures Due December 31, 2005
          (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.5 Form of Common Stock Subscription Warrant, Series A (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.6 Form of Common stock Subscription Warrant, Series B (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.7       Form of 10% Convertible Subordinated Debentures Due December 31, 2005,
          Series 2 (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.8 Form of Common Stock Subscription Warrant, Series A-2 (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.9 Form of Common Stock Subscription Warrant, Series B-2 (incorporated by reference to the Company's registration statement on Form 10 as filed with the Commission on January 4, 1996).

4.10      Stockholders   Agreement  among  Highlands   Insurance  Group,   Inc.,
          Insurance Partners,  L.P., Insurance Partners Offshore (Bermuda) L.P.,
          The  Scandinavia  Company,  Inc.,  Erik  M.  Vik  and  Manoeuvre  Ltd.
          (incorporated by reference to the Company's current report on


                                      II-9




          Form  8-K/A  dated  April 30,  1997,  Commission  File  Number
          1-14028).

4.11      Form of Amendment Number 1 to 10% Convertible  Subordinated Debenture,
          Due December 31, 2005 of Highlands Insurance Group, Inc. (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.12      Form of Amendment Number 1 to 10% Convertible  Subordinated Debenture,
          Series 2, Due  December 31, 2005 of Highlands  Insurance  Group,  Inc.
          (incorporated  by reference to the  Company's  current  report on Form
          8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.13      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series A (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.14      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series B (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.15      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series A-2 (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

4.16      Form of  Amendment  Number 1 to  Common  Stock  Subscription  Warrant,
          Series B-2 (incorporated by reference to the Company's current report on Form 8-K, as amended, dated April 30, 1997 as filed with the Commission).

5.1       Opinion and consent of Schnader Harrison Segal & Lewis LLP.

23.1      Consent of KPMG Peat Marwick LLP.

23.2      Consent of Arthur Andersen LLP

23.3      Consent of Schnader  Harrison  Segal & Lewis LLP  (included in Exhibit
          5.1).


                                      II-10




24.1 Powers of Attorney of directors and officers of the registrant (see page II-5 of this Registration Statement).

99.1      Highlands Insurance Group, Inc. Employee Stock Purchase Plan.

99.2      Highlands  Insurance  Group,  Inc.  Employees'  Retirement and Savings
          Plan.
